FIRST AMENDMENT TO
PURCHASE AND SALE AGREEMENT
(COCHRAN BYPASS – BI-LO STORE)

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”), dated as of October 27, 2017, is made by and between TNP SRT PORTFOLIO II, LLC, a Delaware limited liability company (“Seller”) and KAMIN REALTY LLC, a Delaware limited liability company (“Buyer”).

A.	Seller and Buyer are parties to that certain Purchase and Sale Agreement dated September 20, 2017 (the “Purchase Agreement”).

B.	Seller and Buyer desire to amend certain provisions of the Purchase Agreement as set forth herein.

NOW THEREFORE, in consideration of the premises, their mutual covenants and promises set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer hereby agree as follows:

1.	Defined Terms. Capitalized terms used in this Amendment shall have the meanings set forth in the Purchase Agreement except as otherwise defined herein.

2.
Reinstatement of Purchase Agreement. The Purchase Agreement is hereby revived and reinstated and, as amended hereby, continues in full force and effect, as binding on the parties thereto. The provisions of this Amendment shall control in the event of any conflicts with the provisions of the Purchase Agreement.

3.	Closing Date. The definition of “Closing Date” is hereby amended to mean Tuesday, October 31, 2017.

4.
Execution of Amendment. This Amendment may be executed in counterparts, each of which shall be part of one and the same instrument, which counterparts will be transmitted to each party to the Purchase Agreement by email transmission of signature pages. This Amendment shall not be effective or binding upon either party until and unless Seller and Buyer have each delivered a signed signature page to this Amendment to the other party.

[SIGNATURES ON FOLLOWING PAGES]

IN WITNESS WHEREOF, Seller and Buyer have executed this Amendment as of the date first set forth above.

SELLER:

TNP SRT PORTFOLIO II, LLC,
a Delaware limited liability company

By:
Name:
Title:

[SIGNATURES CONTINUE ON FOLLOWING PAGE]

BUYER:

KAMIN REALTY LLC,
a Delaware limited liability company

By:
Name:
Title:

First Amendment to
Purchase and Sale Agreement

902993.1